SALE AND ASSIGNMENT AGREEMENT


                                     between

                                 PAYMENTS, INC.,


                          FLATIRON CREDIT COMPANY, INC.

                                       and

                      WESTCHESTER PREMIUM ACCEPTANCE CORP.








                         Dated as of September 14, 1999














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                                TABLE OF CONTENTS



                                                                         Page

Section 1.  Definitions.......................................................1
Section 2.  Sale of Conveyed Property.........................................7
Section 3   Termination.......................................................9
Section 4.  Purchase Price and Payment Terms for Conveyed
            Property/Right of Set-off........................................10
Section 5.  Notification of Sale.............................................10
Section 6.  Repurchase of Conveyed Property..................................10
Section 7.  Delivery to WPAC of Proceeds; Power of Attorney..................11
Section 8.  Verification, Notification and Collection of Premium Receivables.11
Section 9.  Financial Statements and Books and Records.......................11
Section 10. Seller's General Representations and Warranties..................11
Section 11. Seller's Representations and Warranties With Respect to the
            Conveyed Property................................................14
Section 12. Additional Covenants of Seller...................................17
Section 13. Taxes    ........................................................19
Section 14. Further Assurances and Substituted Performance...................19
Section 15. Indemnification..................................................20
Section 16. Default..........................................................20
Section 17. Remedies.........................................................21
Section 18. Waiver...........................................................22
Section 19. Counterparts/Facsimiles..........................................22
Section 20. Essence of Time..................................................22
Section 21. Assignment.......................................................22
Section 22. Standard of Care.................................................23
Section 23. Costs and Expenses/Attorneys Fees................................23
Section 24. Notices..........................................................23
Section 25. Successors and Assigns...........................................23
Section 26. Severability.....................................................23
Section 27. Force Majeure....................................................24
Section 28. Governing Law....................................................24
Section 29. Jurisdiction and Waiver of Certain Damages.......................24
Section 30. Entire Agreement.................................................25
Section 31. Waiver of Jury Trial.............................................25





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                          SALE AND ASSIGNMENT AGREEMENT

     This Sale and Assignment Agreement is dated as of the 14 day of September, 1999 by Payments, Inc. ("Seller"), whose address is 2545 Hempstead Turnpike, East Meadows, New York, New York 11554 and Flatiron Credit Company, Inc. ("Flatiron"), whose address is 600 Seventeenth Street Suite 1900S, Denver, Colorado 80202 and Westchester Premium Acceptance Corp. ("WPAC"), a Texas corporation whose address is 2700 NE Loop 410, #360, San Antonio, Texas 78217.

                                    RECITALS:

     A. Seller originated and/or owns Premium Receivables evidenced by Premium Finance Agreements to finance payments by Obligors of premiums for the purchase of insurance policies and, in connection therewith, Seller has a security interest arising under statutory authority or otherwise in unearned premiums, dividends and loss payments with respect to such insurance policies and in state or industry guaranty funds for the reimbursement of unearned premiums from cancelled insurance policies and failed insurance companies; and

     B. Seller wishes to sell from time to time during the Term of this Agreement and WPAC wishes to purchase Seller's Eligible Premium Receivables and related interests delivered under the terms and conditions described in this Agreement.

     NOW, THEREFORE, in consideration of the foregoing and the covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     Section  1.  Definitions.  The  following  terms  shall be  defined in this
Agreement:

     "Additional Provisions" means the Additional Provisions of this Agreement as set forth in Schedule A attached hereto.

     "Amount Financed" means, with respect to each Premium Receivable Sold to WPAC, an amount equal to 100% of the premium and other financeable amounts relating to the insurance policy that gives rise to the Premium Receivable less any down payment made at the inception of the Premium Finance Agreement.

     "Affiliate" of any specified Person means any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

     "Agent" means any Person licenced and qualified to sell or arrange for the sale of insurance in the state in which any Premium Receivable is originated.


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     "Agent  Statement  Unpaid  Balance" means the amounts due from any Agent as shown on the applicable Agent statement maintained by the Servicer.

     "Agent Statement Unpaid Balance Trigger" shall have the meaning set forth in Schedule A attached hereto.

     "Agreement" means this Agreement together with all schedules, and all amendments, modifications, replacements or substitutions thereto and together with all documents and instruments contemplated to be executed pursuant to this Agreement.

     "Allowable Endorsement Additions" means any increase to a Premium Receivable arising out of an increase in the premium payable under an insurance policy relating to a change in the coverage thereof so long as the following criteria is met:

     (a) The Insured is current as to all payments due on the existing Contract;
     (b) The Insured pays an additional down payment in accordance with WPAC down payment schedule (with a minum of 20% if Accounts Payable is received within 30 days of origination date and such additional down payment shall increase 10% for each additional 30 day period); and
     (c) There are at least three payments remainnig on the Contract.

     "Business Day" means any day that is not a Saturday, Sunday or other day on which commercial banking institutions in New York, New York or Denver, Colorado are authorized or obligated by law or executive order to be closed.

     "Cancelled Premium Receivable" means each Premium Receivable for which a request for cancellation has been sent to the Issuing Insurance Company, and for which a reinstatement notice has not been received by the Servicer from such insurance company.

     "Collections" shall mean all amounts received daily by WPAC, or the Servicer on behalf of WPAC, on all Premium Receivables Sold under this Agreement including, but not limited to: (a) payments from Obligors, (b) return of unearned commission from agents, (c) return of unearned premium from Issuing Insurance Companies, and (d) amounts received from a guaranty fund or other amounts paid by or on behalf of the Obligor, agent or Issuing Insurance Company. The amounts referred to as "Collections" shall exclude Obligor's down payment amounts, correction amounts or amounts not lawfully eligible under applicable law to be applied to the payment of amounts due under the Premium Receivables.

     "Concentration Limits" means the Premium Receivable concentration limits set forth in Schedule B attached hereto.

     "Conveyed Property" means all of the Seller's right, title and interest in, to and under the Premium Receivables Sold pursuant to this Agreement, all related Premium Finance Agreements


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and all related documents including,  without limitation, all loan documents and servicer documents, and all of the Seller's rights to any payment from the Obligors and any and all rights against any Obligor with respect to such Premium Receivables, all collateral and guaranties with respect to such Premium Receivables, all other related rights and assets, and all proceeds of the foregoing.

     "Default" shall have the meaning specified in Section 16 of this Agreement.

     "Default Rate" shall mean the annual rate of interest as set forth in Schedule A attached hereto.

     "Defaulted Premium Receivable" means (without duplication) any Premium Receivable which (a) has an amount due and unpaid for 180 days, or (b) is a Cancelled Premium Receivable and has an unpaid principal balance after application of all expected unearned premium received by or on behalf of the Issuing Insurance Company, or (c) has been written off by the Servicer.

     "Down Payment Requirement" shall have the meaning set forth in Schedule A attached hereto.

     "Effective Date" shall have the meaning set forth in Schedule A attached hereto.

     "Eligible Insurance Company" means (a) an insurance company which is licensed and in good standing to do business in the State in which the policy to which a Premium Receivable relates is issued by such insurance company, (b) a joint underwriting organization, intercompany insurance pool or intercompany reinsurance pool which is licensed or otherwise permitted to do business in the state in which the policy to which a Premium Receivable relates is issued by such joint underwriting organization or intercompany insurance pool, (c) a foreign or alien insurance company which is authorized or approved to issue insurance on a nonadmitted basis, through a licensed surplus or excess lines broker, in the state in which the policy to which a Premium Receivable relates is issued by such foreign or alien insurance company. No such insurer may be an Eligible Insurance Company (i) if such insurer is the subject of a rehabilitation or liquidation proceeding commenced by a state or foreign insurance regulatory authority, or (ii) if such insurer is not, in the judgment of WPAC, a creditworthy Person which WPAC has full expectations will return, on a timely basis, unearned premiums on Cancelled Premium Receivables.

     "Eligible Premium Receivable" has the meaning defified in Section 11.

     "Endorsement Refunds" means all funds returned by an insurance company to the Seller or any other Person arising out of a reduction in the premium payable under an insurance policy relating to a change in the coverage thereof.

     "WPAC Principal Balance" means for any day of determination, the sum of the Up-front Purchase Price paid by WPAC for the Premium Receivables under this Agreement, less the sum of (a) all Collections received by WPAC representing principal payments, and (b) the principal amount of repurchases of Premium Receivables by the Seller under Section 6 of this Agreement.


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     "GAAP" means generally accepted accounting principles applied in the United
States of America in effect from time to time which are recognized by the American Institute of Certified Public Accountants.

     "Guarantor" means each guarantor of Seller's repurchase obligations as described in Section 6(b) of this Agreement listed in Schedule A attached hereto, if any.

     "Independent Public Accountants" means any firm of public accountants acceptable to WPAC; provided, that such firm is independent with respect to the Seller and WPAC within the meaning of the Securities Act of 1933, as amended.

     "Issuing Insurance Company" means, with respect to any Premium Receivable, the insurance company which issued the insurance policy related to such Premium Receivable.

     "Interest Rate" means the rate of interest set forth in Schedule A attached hereto.

     "Lien" means any statutory, judicial, contractual or other lien, security interest, encumbrance or claim of any kind.

     "Loss" shall mean (i) with respect to Defaulted Premium Receivables, an amount equal to the outstanding principal balance on such Defaulted Premium Receivable, (ii) with respect to any Repurchase Property not reacquired by Seller, an amount equal to the Repurchase Price, and (iii) with respect to amounts due from Agents, any Agent Statement Unpaid Balance amount over sixty
(60) days past due.

     "Loss Ratio" shall mean for any consecutive three month period the percentage resulting from dividing (a) Loss incurred in such three month period by (0)the average WPAC Principal balance for such three month period.

     "Loss Ratio Trigger" shall have the meaning set forth in Schedule A attached hereto.

     "Material Adverse Change" shall mean any material and adverse change either individually or in the aggregate, in the business, prospects, management, financial position, results of operations or general condition of Seller or any of its Affiliates as determined by WPAC in its reasonable discretion.

     "Maximum Purchase Commitment" means the maximum outstanding principal balance of the Eligible Premium Receivables Sold under this Agreement, at the time of calculation, not to exceed the amount set forth in Schedule A attached hereto.

     "Obligor" means, with respect to any Premium Finance Agreement, the obligor or account debtor thereunder.


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     "Person"  means an  individual,  partnership,  limited  liability  company,
corporation   (including  a  business  trust),   joint  stock  company,   trust,
unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

     "Premium Finance Agreement" means the premium finance agreement or agreements which evidence a Premium Receivable in the form prescribed under applicable law. The Premium Finance Agreements shall be in form and substance acceptable to WPAC in its sole discretion.

     "Premium Receivable" means the entire interest in a Premium Finance Agreement, all security interests relating thereto, all moneys due or to become due thereon subsequent to the Sale of such Premium Receivable to WPAC, all related Realization Provisions, all related Endorsement Refunds all Allowable Endorsement Additions relating thereto which have been acquired by WPAC pursuant to this Agreement and any related documents and the proceeds of any and all of the foregoing.

     "Prohibited Agent" means any Agent that has been identified by written notice from WPAC to the Originator as being prohibited from producing insurance policies financed by Premium Receivables that are subject to purchase by WPAC pursuant to this Agreement.

     "Purchase Premium" means the portion of the Purchase Price as set forth in Schedule A attached hereto.

     "Purchase Price" means the price paid by WPAC for each Eligible Premium Receivable equal to the sum of the (a) Up-front Purchase Price plus (b) the Purchase Premium.

     "Realization Provisions" means, with respect to any Premium Receivable, collectively: (a) the security interest granted or assigned by an Obligor, pursuant to the terms of the documents creating and evidencing the respective Premium Receivable at the time of execution thereof to the originator of such Premium Receivable, in all unearned premiums, dividends, loss payments which reduce the unearned premiums under the respective insurance policy or policies,
(b) any interest arising under a state guaranty fund for all unearned premiums from the cancelled policy or policies in the event the Issuing Insurance Company becomes insolvent, (c) Endorsement Refunds with respect to such Premium Receivable, (d) if applicable to such Premium Receivable, all broker or agent guarantee agreements with respect thereto, and (e) if applicable to such Premium Receivable, any interest thereof in a cash collateral account established with respect to such Premium Receivable.

     "Required Documents" means the original signed Premium Finance Agreement, the original of the check or draft relating thereto, the signed power of attorney of the insured (if a power of attorney signed by the insured is not included in the Premium Finance Agreement), a copy of the motor vehicle report run at the time of policy origination, and all other documents necessary for the legal origination of the Premium Finance Agreement.

     "Repurchase Price" shall have the meaning set forth in Schedule A attached hereto.

     "Repurchase Property" shall have the meaning defined in Section 6(a).


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     "Sale" or "Sell" or "Sold" means to absolutely  sell,  transfer,  assign or otherwise convey property.

     "Servicer" means Input 1 LLC or such other servicer as approved by Flatiron.

     "Servicing Agreement" means the Premium Receivable Servicing Agreement between Input 1, LLC and WPAC.

     "Servicing Fee" means the fee to be paid to the Servicer pursuant to the Servicing Agreement

     "Tangible Net Worth" shall mean the tangible net worth, determined in accordance with GAAP, to be maintained by Seller in the amount set forth in Schedule A attached hereto. For purposes of this definition (i) Tangible Net Worth may be in the form of common or preferred equity or unsecured debt, the terms and conditions of which shall be satisfactory to WPAC in its sole discretion ("Subordinated Debt"), and (li) tangible assets used to calculate net worth shall exclude all intangible assets, goodwill and intercompany or Affiliate indebtedness of any nature.

     "Term" means the term of this Agreement as defined in Schedule A attached hereto.

     "Up-front Purchase Price" means the portion of the Purchase Price paid by WPAC for a Premium Receivable as set forth in Schedule A attached hereto.

     "Walk-In Payment Ratio" Flatiron will calculate monthly ("ginning in the second month following origination) the percentage of total payments received at agency "walk-in" (insured making payment at a DCAP agency) to total payments made including the P.O. Box. For each month, the Walk-In Payment Ratio will be calculated and a corresponding adjustment if any, made to the "No Risk Origination Fee".

     Section 2. Sale of Conveyed Property.

          (a) During the Term of this Agreement, Seller irrevocably agrees to Sell to WPAC some or all of the Eligible Premium Receivables originated, acquired or otherwise owned by Seller and WPAC agrees to purchase up to the amount of the maximum Purchase Commitment the Seller's Eligible Premium Receivables in accordance with the terms and conditions of this Agreement. The parties agree that WPAC shall have the first right of refusal, during the Term of this Agreement, to purchase Eligible Premium Receivables originated, acquired or otherwise owned by Seller, which are not retained by Seller or an affiliate in its internal capacity.

          (b) WPAC's obligation to be bound by the terms of this Agreement is subject to the satisfaction of each of the following conditions by evidence in form and substance satisfactory to WPAC in its reasonable discretion:

               (i) Seller shall provide evidence that it has the necessary authority and has secured any required consents to execute and deliver this Agreement and to enter into


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               the transactions  contemplated by this Agreement,  which evidence shall include, at a minimum, good standing certificate of Seller, officers' certificates regarding (together with copies of the articles and bylaws of Seller (or other organizational documents as may be applicable) and any amendments thereto, UCC searches regarding the Seller, proof of Seller's license to originate the Premium Finance Agreements, the form of the Premium Finance Agreements to be originated by Seller, and such other evidence as WPAC may require in its reasonable discretion including, without limitation, any legal opinions that WPAC may require regarding Seller and Seller's ability to enter into and perform under this Agreement;

               (ii) WPAC shall have completed its due diligence of the Seller and determined that the findings of such due diligence are acceptable to WPAC in its sole discretion;

               (iii) Seller shall have provided evidence that there are no prior Liens or existing Uniform Commercial Code financing Statements granting to any party a security interest in any of Seller's Premium Receivables or other Conveyed Property; and

               (iv) Seller shall have provided to WPAC Uniform Commercial Code financing statements in form and substance acceptable to WPAC establishing a first priority ownership interest in favor of WPAC in the Premium Receivable and related Conveyed Property.

          (c) Each Sale of a Premium Receivable hereunder is subject to the satisfaction to WPAC of each of the following conditions at Seller's sole cost and expense:

               (i) All covenants and conditions of this Agreement have been complied with by Seller and no default (or event which, with the passage of time or notice or both would constitute a default) exists hereunder;

               (ii) No Material Adverse Change has occurred;

               (iii) Bach of the Loss Ratio Trigger and Maximum Purchase Commitment shall not be exceeded;

               (iv) The availability to WPAC of funding from WPAC's funding source for the transactions contemplated hereby;

               (v) The Concentration Limits established from time to time by WPAC, with respect to concentrations with Issuing Insurance Companies, originators or Agents shall not be exceeded;

               (vi)  The  Premium   Receivables   shall  be   Eligible   Premium
               Receivables; and

               (vii) Seller shall provide such additional evidence, documents and instruments as WPAC may reasonably request to consummate the Sale of the Conveyed Property in accordance with the terms and provisions of this Agreement.

          (d) In connection with the Sale of each Premium Receivable hereunder, Seller shall timely take the following actions:

               (i) Deliver to WPAC the Required Documents relating to each Premium Finance Agreement, which delivery shall be made by the tenth (10th) calendar day after the date of origination of the Premium Finance Agreement; and

          (e) The Sale of any Conveyed Property shall be effective (i) with respect to the Conveyed Property Sold to WPAC on the Effective Date, upon delivery to WPAC of an assignment in form and substance acceptable to WPAC or by other method of transfer as may be directed by WPAC, and (ii) with respect to all Conveyed Property Sold after the Effective Date, upon the origination by the Originator of each Premium Finance Agreement giving rise to the Premium Receivable and other Conveyed Property without the need for execution and delivery of any further assignments or instruments of transfer unless specifically requested in writing by WPAC. The Originator shall cooperate with WPAC and the Servicer in immediately supplying to the Servicer the Premium Receivable data needed to enter the Premium Receivables on the Servicer's data processing system. All Sales shall be deemed to take place at the offices of WPAC described on the first page of this Agreement or such other location as Seller and WPAC may agree in writing.

          (f) Seller and WPAC intend and agree that each purchase and Sale hereunder shall be treated as a true and absolute Sale of all of Seller's right, title and interest in, to and under the Conveyed Property and not a transfer intended as a security interest. However, if, notwithstanding such intention, a determination is made by a court or other body with appropriate jurisdiction over the matter that such transfer shall not be treated as a true and absolute Sale, this Agreement shall be deemed to constitute a security agreement and the transaction effected hereby shall be deemed to constitute a secured financing, and Seller hereby pledges and grants to WPAC a first priority Lien on, and security interest in, to and under, all of Seller's right, title and interest in, to and under the Premium Receivables and all other related Conveyed Property as collateral for and as security for all amounts paid and to be paid by WPAC to Seller in connection with the Conveyed Property and for all amounts due and owing and all obligations arising under this Agreement.

     Section 3. Termination. Seller or WPAC shall have the right to terminate this Agreement upon ninety (90) days prior written notice to the other party. Upon a termination, WPAC shall continue to own all Premium Receivables acquired by WPAC to the date of termination and the Servicer shall service the portfolio of Conveyed Property in the normal course of its business and, in connection therewith, all provisions of this Agreement or any Servicing Agreement with respect to such existing portfolio shall remain in full force and effect and shall survive the termination of this Agreement under this Section 3, including, without limitation, the repurchase obligations of Seller or Guarantor relating to such existing portfolio.

     Section 4. Purchase Price and Payment Terms for Conveyed Property/Right of Set-Off WPAC shall pay Seller the Purchase Price for the Conveyed Property pursuant to the terms and conditions set forth in this Agreement. The Up-front Purchase Price shall be paid to Seller or a third party acceptable to WPAC upon satisfaction of the conditions set forth in Section 2(c). The Purchase Premium, if any, shall be paid to Seller monthly in arrears, not later than the sixth
(6th) Business Day of each month. WPAC shall have a right to off-set from such Purchase Price amounts due to Seller any amounts due WPAC from Seller or Guarantor under this Agreement including, without limitation, any Repurchase Price amounts due under Section 6.

     Section 5. Notification of Sale. WPAC shall send or cause to be sent notice of the Sale of the Premium Receivables to WPAC, (i) to each Obligor to the effect that the Premium Receivables have been Sold to WPAC and that all payments with respect thereto are required to be made payable as specified in such notice, and (ii) to each Issuing Insurance Company to the effect that the Premium Receivables have been Sold to WPAC and that all payments with respect thereto are required to be paid to the Servicer as specified in such notice. The Seller shall promptly respond to reasonable inquiries from WPAC or third parties confirming the Sale of the Conveyed Property hereunder.

     Section 6. Repurchase of Conveyed Property.

          (a) Not later than five (5) Business Days after notice from WPAC, Seller shall repurchase from WPAC any Premium Receivables and other related Conveyed Property (collectively, the "Repurchase Property")
          (i) that does not comply in all respects with Seller's representations and warranties described in Section 11 of this Agreement or (ii) for which the Required Documents have not been timely delivered to WPAC. The amount payable by Seller to WPAC for the Repurchase Property shall be equal to the Repurchase Price. Upon its receipt of the Repurchase Price, WPAC shall convey to Seller all of its right, title and interest in such Repurchase Property on an "AS IS, WHERE IS" basis without recourse and without any warranties, written or oral, express or implied of any kind including, but not limited to warranties of TITLE; MERCHANTABILITY OR ABSENCE FROM LIENS.

          (b) Each Guarantor  jointly and severally  hereby agrees to repurchase
          (i) the Repurchase Property referred to in Section 6(a) upon the failure of Seller to do so, and (ii) any Premium Receivable originated in a fraudulent manner. Upon its receipt of all of the amounts due under this Section, WPAC shall convey to Guarantor all of its right, title and interest in such Repurchase Property on an "AS IS, WHERE IS" basis without recourse and without any warranties, written or oral, express or implied, of any kind including, but not limited to, warranties of TITLE; MERCHANTABILITY OR ABSENCE FROM LIENS.

     Section 7. Delivery to WPAC of Proceeds; Power of Attorney. WPAC shall be the owner of any Conveyed Property including any proceeds thereof. Following the Sale of any Conveyed

Property, if any proceeds of such Conveyed Property are received by Seller, Seller shall hold such proceeds in trust for WPAC separate and apart from its own property and, at its own cost, inunediately endorse (if necessary) and deliver such proceeds, as WPAC directs. Seller hereby constitutes and appoints WPAC as its true and lawful attorney with the power to endorse the name of Seller upon any instrument or other document pertaining to the Conveyed Property and and related proceeds. This power is coupled with an interest and is irrevocable.

     Section 8. Verification, Notification and Collection of Premium Receivables. WPAC shall be entitled, in its own or any other name and in form determined by WPAC, to contact any Obligor or any other Person and verify the payment of or inquire about any other issue pertaining to any Conveyed Property that has been or is to be Sold to WPAC. Upon the Sale of any of Conveyed Property, WPAC shall be entitled to notify and, upon the request of WPAC, Seller shall notify the Obligors, insurance companies and any other Persons that WPAC is the owner of such Conveyed Property and direct such Persons to pay WPAC any amounts owing with respect to such Conveyed Property.

     WPAC, as the owner of the Conveyed Property, shall be entitled to amend, compromise, modify, release or settle the indebtedness and obligations of the Obligors with respect to the Conveyed Property that is Sold to WPAC hereunder, and to take any legal action to collect any amounts owing with respect to such Conveyed Property and to take or refrain from taking any additional action with respect to such Conveyed Property in good faith, without notice to or the consent of Seller and without affecting any obligation of Seller to repurchase such Conveyed Property as may be required by WPAC under this Agreement. Seller, at its own cost, shall execute and deliver to WPAC any documents and take any actions deemed necessary or desirable by WPAC to assist WPAC in exercising any right or remedy pertaining to the Conveyed Property.

     Section 9. Financial Statements and Books and Records. Seller shall keep accurate and complete books and Financial records pertaining to the Conveyed Property in accordance with GAAP and shall disclose the Sale of any Conveyed Property to WPAC and the respective date of such Sale in Seller's books and records. Flatiron or its designated representative shall have the right, upon written notice to Seller and during regular business hours, to inspect, audit and copy Seller's books and records relating to the Conveyed Property.

     Section 10. Seller's General Representations and Warranties. Seller hereby represents and warrants to and for the benefit of WPAC on the date of this Agreement and on any date of Sale of Premium Receivables hereunder that:

          (a) Seller is duly organized and is validly existing as a corporation in good standing under the laws of the state of its organization with full power and authority to execute and deliver this Agreement and to Sell the Conveyed Property to WPAC and otherwise to perform the terms and provisions thereof;

          (b) Seller is duly qualified to do business as a domestic or foreign business entity in good standing, and has obtained all required licenses and approvals, if any, in all jurisdictions in which the conduct of its business requires such qualifications, and has complied with all federal state and local laws and regulations in connection with the origination of the Premium Receivables and the Sale of the Conveyed Property under this Agreement;

          (c) The execution and delivery by Seller of this Agreement and Seller's performance of the terms and conditions thereof have been duly authorized by all necessary action of Seller, do not require any approval or consent of any governmental agency or authority or any other Person, and do not and will not conflict with or result in a breach or (with or without notice or lapse of time) a default under any agreement, law or governmental regulation binding upon or applicable to Seller or the Conveyed Property;

          (d) No litigation or administrative proceeding of or before any court, tribunal or governmental body is presently pending or threatened, against Seller or its properties which have not been previously disclosed in writing to WPAC;

          (e) This Agreement and any related documents to which Seller or any Guarantor is a party constitute valid, legal and binding obligations of Seller and any such Guarantor, enforceable against Seller and any such Guarantor in accordance with the terms thereof, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditor's rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

          (f) Seller does not have material liabilities or obligations other than those previously disclosed in writing to WPAC;

          (g) No information, certificate, statement or report furnished by or on behalf of Seller or any Guarantor to WPAC contains any untrue statement of a material fact or omits a material fact necessary to make such information, certificate, statement or report not misleading. There is no fact peculiar to Seller or any Affiliate of Seller or, to its knowledge, any Conveyed Property or Obligor, which it has not disclosed to WPAC in writing which could adversely affect Seller's ability to perform the transactions contemplated by this Agreement and any related documents to which Seller is a party;

          (h) All tax returns required to be filed by Seller, any of its Affiliates, subsidiaries or any Guarantor in any jurisdiction have in fact been filed, and all taxes, assessments, fees, claims and other governmental charges upon Seller, such Affiliate or subsidiary, such Guarantor or any of their respective properties, income or franchises, shown to be due and payable on such returns have been paid; provided, that neither Seller nor such Affiliate or subsidiary or Guarantor shall be required to pay or discharge any such tax, assessment, fee, claim or other charge which is being contested in good faith and by proper proceedings and as to which appropriate reserves are being maintained in accordance with GAAP. To the best of Seller's knowledge, all such tax returns were true and correct and Seller does not know of any contemplated or proposed additional tax assessment against Seller or any of its subsidiaries in any material amount or of any basis therefor;

          (i) The provisions for taxes on Seller's and its subsidiaries' books are in accordance with GAAP;

          (j) At the close of any Sale of Conveyed Property, Seller had a positive tangible net worth;

          (k) The principal executive office of Seller is located at the address described on the first page of this Agreement, and has been located at such address for a period of not less than four months preceding the date of this Agreement or since its formation;

          (l) "Payments, Inc." is the only legal name under which Seller is operating its business upon the execution of this Agreement. Seller has not changed its name in the last six years (or such shorter period of time during which Seller was in existence) and does not have any other trade names, fictitious names, assumed names or "doing business as" names other than those that have been previously disclosed in writing to WPAC;

          (m) The transactions contemplated by this Agreement are in the ordinary course of Seller's business and Seller has valid business reasons for selling the related Conveyed Property rather than obtaining a secured loan with the Conveyed Property as collateral. At the time of each Sale: (i) Seller Sold the related Conveyed Property to WPAC without any intent to hinder, delay or defraud any current or future creditor of Seller; (ii) Seller was not insolvent or did not become insolvent as a result of any Sale; (iii) Seller was not engaged and was not about to engage in any business or transaction for which any property remaining with Seller would constitute unreasonably small capital or for which the remaining assets of Seller are unreasonably small in relation to the business of Seller or the transaction; (iv) Seller did not intend to incur, and did not believe or reasonably should not have believed, that it would incur, debts beyond its ability to pay as they become due; and (v) the consideration paid by WPAC to Seller for the Conveyed Property was equivalent to the fair market value of such Conveyed Property;

          (n) No Material Adverse Change has occurred since the previous Sale of Conveyed Property;

          (o) Each Sale of Conveyed Property contemplated by this Agreement and any related documents constitutes a true sale and not a pledge of collateral in connection with a financing and such Conveyed Property shall not be part of Seller's property for any purpose under state or federal law;

          (p) Each Sale of Conveyed Property (including all payments due or to become due thereunder) by Seller pursuant to this Agreement to the best of Seller's knowledge is not subject to and will not result in any tax, fee or governmental charge payable by Seller or WPAC to any federal, state or local government;

          (q) The consideration to be received by Seller in exchange for each Sale of Conveyed Property (including the right to receive all payments due or to become due thereunder) (i) is fair consideration having value equivalent to or in excess of the fair market value of the Conveyed Property and, except with respect to the Purchase Premium
          (ii) is or will be paid in full to Seller upon the consummation of each Sale thereof, and (iii) no provision exists whereby the consideration will be modified after the date of such Sale; and

          (r) Any drafts provided by WPAC to Seller shall be used exclusively for the purchase of Eligible Premium Receivables in accordance with the terms and conditions for use of such drafts that may be provided to Seller by WPAC from time to time.

     The foregoing representations and warranties shall be continuing in nature and shall survive the termination of this Agreement.

     Section 11. Seller's Representations and Warranties With Respect to the Conveyed Property. Upon each Sale of Conveyed Property, each Premium Receivable Sold to WPAC shall have all of the following characteristics as of the date of Sale (such Premium Receivables having all of such characteristics shall be referred to herein as "Eligible Premium Receivables"):

          (a) Each Premium Receivable  represents the genuine,  legal, valid and
          binding  payment   obligation  in  writing  of  the  Obligor  thereon,
          enforceable by the holder thereof in accordance with its terms;

          (b) Each Premium Receivable arises under a Premium Finance Agreement which contains customary and enforceable provisions such that the rights and remedies of the holder thereof are adequate to enforce the Realization Provisions;

          (c) Each Premium Receivable is not subject to any proceedings or investigations pending or threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over Seller or its properties: (i) asserting the invalidity of such Premium Receivable; (ii) seeking to prevent the enforcement of such Premium Receivable; or (iii) seeking any determination or ruling that may adversely affect the payment on or enforceability of such Premium Receivable;

          (d) Each Premium Receivable was originated in a state where Seller is licensed (if required to be licensed) to do business as an insurance premium finance company;

          (e) Each Premium Receivable does not (and did not at the time of origination) contravene any federal, state or local laws, rules or regulations applicable thereto or contract between Seller and WPAC applicable thereto, and no party to any such contract is in contravention of any such law, rule or regulation;

          (f) Each Premium Receivable was originated in the United States of America by Seller or purchased by Seller from another premium finance company in the ordinary course of Seller's business of financing insurance premiums written through independent insurance agents and brokers or insurance companies directly, in either case, through the application of and consistent with Seller's standard procedures in a fashion not less stringent taken as a whole than those other Premium Receivables owned by Seller;

          (g) Each Premium Receivable is payable in U.S. Dollars by an Obligor who at time of policy origination is located within the United States of America;

          (h) Each Premium Receivable is evidenced by only one original contract, in the form of a Premium Finance Agreement, properly completed and executed without variations, with notation of the Sale to WPAC, on or before the Sale of such Premium Receivable;

          (i) Each Premium Receivable provides, according to its original or modified terms, that the amount payable thereunder will be paid in consecutive equal monthly payments that fully amortize such Premium Receivable by its stated terms and which amount will be paid in a maximum of nine (9) payments (if financing an annual policy), and a maximum of four (4) payments (if financing a six-month policy) with the first payment due not later than 31 days following the inception date of the related insurance policy;

          (j) Each Premium Receivable relates to an insurance policy issued by an Eligible Insurance Company;

          (k) Each Premium Receivable relates to an insurance policy for which the insured has paid a down payment amount of not less than the Down Payment Requirement;

          (1) Each Premium Receivable is evidenced by proof of payment to the Issuing Insurance Company or its designated general Agent equal to an amount not less than the original principal amount of such Premium Receivable and the related down payment due under the Premium Finance Agreement has been paid in full by, or on behalf of, the related Obligor;

          (m) The information and related documents regarding the Premium Receivables being Sold to WPAC is true and correct in all material respects as of the opening of business on the date of Sale and no selection procedures reasonably believed to be adverse to WPAC have been utilized in selecting the Premium Receivables for sale to WPAC;

          (n) No Premium Receivable or related Premium Finance Agreement has been satisfied, cancelled or is more than 30 days past due or is subject to a right of rescission, setoff, counterclaim, subordination, recoupment or defense which has been asserted or threatened with respect to such Premium Receivable nor have the Realization Provisions securing such Premium Receivable been released from the Lien granted by the Obligor;

          (o) Except for assignments or pledges to lenders who have provided financing to Seller and which assignments and pledges have been released prior to the Sale of the Premium Receivables to WPAC, no Premium Receivable has been Sold or pledged by Seller to any Person other than WPAC; immediately prior to any Sale contemplated by this Agreement Seller had good title to the Premium Receivable sold to WPAC free and clear of all Liens and, immediately upon any Sale of the Premium Receivables contemplated by this Agreement WPAC will have good title to the Premium Receivables Sold to WPAC free and clear of all Liens;

          (p) No Premium Receivable has terms which have been extended or modified other than through Allowable Endorsement Additions, the originals of which have been included in the Premium Finance Agreement loan documents delivered to WPAC;

          (q) No Premium Receivable has any Liens or claims which have been filed or claims that would be Liens prior to or equal to the Realization Provisions granted by the Obligor pursuant to such Premium Receivable;

          (r) At the time of Sale of any Premium Receivable which finances a commercial line insurance policy, to the best of Seller's knowledge, the Obligor with respect to such Premium Receivable is not subject to any bankruptcy or insolvency proceeding;

          (s) No Premium Receivable relates to an insurance policy which is deemed fully earned in the case of a claim;

          (t) No Premium  Receivable has been originated by a Prohibited  Agent;
          and

          (u) No Premium Receivable has been originated in, nor is subject to the laws of, any jurisdiction under which the Sale of such Premium Receivable would be unlawful, void or voidable.

          (v) If the total Capital Equity of the DCAP Group (calculated in accordance with generally accepted accounting principals) falls below $4,000,000, Flatiron will require a Fidelity Bond in the amount of $500,000 to be obtained by Payments, Inc. for the benefit of Flatiron.

     The foregoing and any additional representations, warranties and covenants contained in this Agreement shall be continuing in nature and shall survive the termination of this Agreement.

     Section 12. Additional Covenants of Seller. During the Term of this Agreement,

          (a) Seller shall cause all Uniform Commercial Code termination statements, or releases, as the case may be, with respect to Liens on the Conveyed Property to be filed on the date of Sale of the Conveyed Property.

          (b) Seller shall cause all Uniform Commercial Code financing statements, continuation statements and any other documents, reasonably requested by WPAC, establishing the right, title and interest of WPAC, to and under the Conveyed Property, to be promptly executed and filed by Seller.

          (c) At least thirty (30) days prior to Seller making any change in its name, identity or organizational structure which would make any termination statement, financing statement or continuation statement filed by WPAC or Seller seriously misleading within the applicable provisions of the Uniform Commercial Code or any title statute, Seller shall give WPAC notice of any such change and shall execute and file such financing statements or amendments as may be necessary or reasonably required by WPAC to continue the perfection of the respective interests of WPAC in the Conveyed Property.

          (d) Except for the Sale to WPAC of the Conveyed Property and Liens granted or caused by WPAC in such Conveyed Property, Seller shall not Sell to any other Person, or grant, incur, assume or suffer to exist any Lien on such Conveyed Property or on any interest therein, and Seller shall defend the right, title and interest of WPAC in, to and under such Conveyed Property against all claims of third parties claiming through or under Seller.

          (e) Seller shall not impair WPAC's right, title and interest in, to and under any of the Conveyed Property.

          (f) Seller shall maintain Tangible Net Worth of not less than the amount set forth in Schedule A attached hereto.

          (g) Seller shall furnish to Flatiron and WPAC:

               (i) upon written request after the end of each of the first three fiscal quarters of Seller (commencing with the first fiscal quarter ending after the date hereof) an unaudited balance sheet and income statement (prepared in accordance with GAAP without accompanying notes) for Seller and its subsidiaries covering the preceding quarter, in each case certified by the president or principal financial officer of Seller to be true, accurate and complete copies of such financial statements;

               (ii) on the earlier of (A) ninety (90) days after the end of each fiscal year of Seller beginning at the end of the first fiscal year after the date hereof or (B) if financial statements are prepared by an Independent Public Accountant, fifteen (15) days after delivery by an Independent Public Accountant, a balance sheet and income statement (prepared in accordance with GAAP) for Seller and its subsidiaries covering the preceding fiscal year, in each case certified by the president or principal financial officer of Seller to be true, accurate and complete copies of such financial statements;

               (iii) such other information respecting the condition or operations, financial or otherwise, of Seller, any of its subsidiaries and any Guarantor as WPAC may from time to time reasonably request; and

               (iv) prompt notice to WPAC but in no event more than three (3) Business Days following) of any Material Adverse Change.

          (h) Seller shall provide prompt written notice to Flatiron and WPAC if:

               (i) Seller ceases to be managed and controlled by the Person or Persons who manage and control Seller as of the date of this Agreement;

               (ii) any such Person which is a corporation, partnership, trust or other entity is dissolved or liquidated or merged with or into any other Person or for any period of more than ten (10) days ceases to exist in its present form and (where applicable) in good standing and duly qualified under the laws of the jurisdiction of its incorporation or formation and any jurisdiction in which such standing or qualification is necessary or advisable in connection with the conduct of business; or

               (iii) Seller commences a sale of all or substantially all of its assets, except for the Sale of Conveyed Property by Seller to WPAC under this Agreement and any related documents.

          (i) Seller shall not dissolve or liquidate in whole or in part.

          (j) Seller shall not voluntarily institute any proceedings to adjudicate WPAC or any of its Affiliates bankrupt or insolvent, consent to the institution of bankruptcy or insolvency proceedings against WPAC or any of its Affiliates, file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy, consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of WPAC or any of its Affiliates or a substantial part of its or their property or admit its or their inability to pay its or their debts generally as they become due or authorize any of the foregoing to be done or taken on behalf of WPAC or any of its Affiliates,

          (k) Seller shall maintain at its own expense, a blanket fidelity bond or an errors and omissions insurance policy, in form and content and in amounts acceptable to WPAC and naming WPAC as an additional loss payee or beneficiary thereunder.

     Section 13. Taxes. Seller shall pay when due all present and future taxes and property taxes levied by or required to be paid to any governmental or quasi-governmental authority and pertaining to Seller, its business operations, its assets or the Conveyed Property (except for WPAC's income taxes) and provide WPAC with written proof of such payment upon written request of Flatiron.

     Section 14. Further Assurances and Substituted Performance. Seller shall take or cause any third party to take any actions and execute or cause any third party to execute any additional documents (including, but not limited to, Uniform Commercial Code filings) reasonably deemed necessary or desirable by WPAC to carry out the intent or purposes of this Agreement and any related documents. WPAC shall be entitled, but not required, to take any action and execute any document that was required to be, but not, taken or executed by Seller under this Agreement and any related documents. This power is coupled with an interest and is irrevocable. Upon demand, Seller shall reimburse WPAC for any amounts, attorneys' fees, expenses and costs paid by WPAC in connection with such actions. No action taken by WPAC shall be deemed to relieve Seller's obligation to take such action or cure Seller's default under this Agreement.

     Section 15. Indemnification. Seller shall indemnify and hold WPAC and its Affiliates harmless from all claims, defenses, offsets, counterclaims, loss, costs, damages, liabilities, causes of action, actions and suits (including, but not limited to, attorneys' fees, expenses and costs) arising from (i) Seller's breach of any representation, warranty or covenant contained in this Agreement or any related documents, (ii) the unauthorized use of drafts provided by WPAC to Seller for the funding of Premium Finance Agreements, or (iii) the failure of the Premium Receivables Sold hereunder to be originated in compliance with all requirements of law. These indemnity provisions are in addition to any other obligations that the Seller may otherwise have hereunder and shall survive the termination of this Agreement.

     Section 16. Default. Seller shall be deemed in default (a "Default") under this Agreement upon the occurrence of any one or more of the following:

          (a) Seller fails to pay any indebtedness, fails to perform any obligation, or breaches any covenant, representation or warranty (other than a breach of any representation or warranty under Section 11 of this Agreement) to WPAC under this Agreement and/or any related documents and any other present or future agreement with WPAC;

          (b) Seller  breaches  any  representation  or warranty by Seller under
          Section 11 of this Agreement pertaining to Conveyed Property and Seller fails to repurchase such Conveyed Property within five (5) Business Days from the date of written notification by WPAC of such breach in accordance with the terms and conditions of Section 6 of this Agreement;

          (c) Seller permits the entry or service of any garnishment, judgment, tax levy, attachment or lien against it or any of its property and not remedied within ten (10) days;

          (d) Seller or any Guarantor becomes insolvent or unable to pay its debts in a timely manner for at least ten (10) calendar days;

          (e) Seller or any Guarantor makes a general assignment for the benefit of its creditors, a receiver or trustee is appointed for all or a substantial portion of Seller's or Guarantor's respective assets, or a bankruptcy, insolvency, liquidation or reorganization proceeding is commenced by or against Seller or Guarantor in any state or federal court;

          (f) Seller challenges the validity of the true Sale of the Premium Receivables hereunder or the priority, validity or enforceability of any ownership interest granted by Seller in the Conveyed Property to WPAC;

          (g) Seller ceases to operate its business, or is dissolved or terminated for any reason;

          (h) Any Guarantor dies or any Guarantor fails to perform any obligation to WPAC under this Agreement or challenges the validity of its guaranty provision of this Agreement or provides WPAC with notice of its intent to terminate any guaranty provision of this Agreement to WPAC or its future obligations under such guaranty provisions for any reason; or

          (i) WPAC, in good faith, believes that Seller's or any Guarantor's ability to pay and perform any of the obligations described in this Agreement or any related documents is or shall be impaired or otherwise deems itself reasonably insecure for any reason and provides ten (10) day prior written notice thereof to Seller.

          (j) An event of default by the Servicer not cured within the permitted remedy period as stated under the provisions of the Servicing Agreement.

     Section 17. Remedies. In the event of Seller's default under this Agreement, WPAC may exercise one or more of the following cumulative remedies without notice or demand of any kind:

          (a) terminate immediately any of its remaining obligations under this Agreement;

          (b) collect all amounts due from Seller to WPAC under this Agreement or any other agreement, together with interest thereon at the Default Rate until paid, with or without resorting to legal process;

          (c) change Seller's mailing address as it relates to the Conveyed Properly only, open Seller's mail, endorse Seller's name on checks, bills of exchange, notes, acceptances, money orders, drafts or other documents or forms of payment and retain any proceeds of the Conveyed Property;

          (d) terminate any Servicing Agreement or lock box agreement pertaining to the Conveyed Property and change such servicers and lock box arrangements;

          (e) notify Obligors to make payment on Premium Receivables Sold under this Agreement directly to WPAC or its designee;

          (f) enter Seller or any Affiliate's premises during normal business hours and not less than 24 hours notice to take possession of any Conveyed Property;

          (g) require Seller, at its expense, to deliver and make available to WPAC any Conveyed Property Sold to WPAC at a place reasonably convenient to WPAC;

          (h) commence a suit for the turnover or replevin of the Conveyed Property;

          (i) collect, compromise, settle, sell or otherwise dispose of any Conveyed Property that Seller was required to, but did not, repurchase from WPAC;

          (j) set-off Seller's and any Guarantor's obligations owing to WPAC under this Agreement any other written agreement or by operation of law against any amounts owed by WPAC to such Persons under this Agreement or any related documents, respectively, including, but not limited to, moneys, instruments and other property deposited or maintained with WPAC or any third party for the benefit of WPAC; and

          (k) exercise all other rights available to WPAC under any other present or future agreement or applicable law.

     WPAC 's rights and remedies are cumulative and may be exercised together, separately and in any order.

     Section 18. Waiver. No party hereto shall be deemed to have waived any right or remedy described in this Agreement unless either party has executed and delivered to the other party a written waiver thereof. A waiver of a right or remedy on one occasion shall not act as a waiver of that or any other right or remedy on a future occasion. Without limiting the foregoing, either party's delay in exercising any right or remedy shall not constitute a waiver of that or any other right or remedy described in this Agreement.

     Section 19. Counterparts/Facsimiles. This Agreement may be executed by facsimile signature and in one or more counterparts, each of which when taken together shall constitute one complete Agreement.

     Section 20. Essence of Time. Seller and WPAC agree that time is of the essence.

     Section 21. Assignment. WPAC shall be entitled to assign or grant a Lien on its interests hereunder, and the obligations, rights and remedies under this Agreement to any Person in its sole discretion. Such Persons shall be deemed to be third party beneficiaries hereunder and shall be entitled to rely on the provisions hereof for the benefit of WPAC including, without limitation, the indemnification provisions of Section 15. Any assignee or designee of WPAC shall be entitled to enforce the provisions of this Agreement against Seller. Seller shall not be entitled to assign or grant a security interest in any of its obligations, rights or remedies under this Agreement to any Person without the prior written consent of WPAC, or its assignees or designees, which consent may be withheld in the sole discretion of WPAC. No person shall be deemed a third party beneficiary of Seller.

     Section 22. Standard of Care. WPAC shall not be liable to Seller for any action taken or not taken by WPAC in good faith in connection with this Agreement. WPAC shall not be deemed a fiduciary of Seller or be required to perform any of Seller's obligations to WPAC or any third party under any circumstances.

     Section 23. Costs and Expenses/Attorneys Fees.

          (a)  Seller  shall  pay  all  costs  and  expenses   incident  to  the
          performance of its obligations under this Agreement;

          (b) Seller shall pay on demand WPAC's reasonable attorneys' fees and other costs and expenses incurred before tria1, at trial and on appeal in the enforcement (whether through negotiations, legal proceedings or otherwise) of this Agreement, including without limitation, all costs, expenses and attorneys fees incurred by WPAC in connection with any bankruptcy or insolvency proceeding involving the Seller.

     Section 24. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered personally or mailed by first-class registered and certified mail, postage prepaid or by telephonic facsimile transmission, electronic mail or overnight delivery service, postage prepaid, to the parties at the following addresses or such other addresses that they may provide each other with written notice of in the future:

If to Seller:                       Payments, Inc.
                                    2545 Hempstead Turnpike
                                    East Meadows, NY 11554
                                    Attn:   Abe Weinzimer
                                    Facsimile:       (516) 735-2900

If to WPAC, Inc.:                   600 Seventeenth Street, Suite 1900S
                                    Denver, Colorado 80202
                                    Attn:   President
                                    Facsimile:       (303) 571-1811

Such notices shall be effective upon the earlier of (i) receipt or (ii) two (2) Business Days after the confirmed delivery by overnight delivery service.

     Section 25. Successors and Assigns. Except as provided in Section 21 hereof limiting assignments by Seller, this Agreement shall inure to the benefit of and be binding upon the successors, assigns, trustees, receivers, heirs and personal representatives of the parties hereto.

     Section 26. Severability. Any part, provision, agreement, representation, warranty or covenant of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties waive any provision of law which prohibits or renders void or unenforceable any provision hereof. If the invalidity of any part, provision, agreement, representation, warranty or covenant of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate in good faith to develop a structure the economic effect of which is as nearly as possible the same as the economic effect of the transactions contemplated hereunder without regard to such invalidity.

     Section 27. Force Majeure. Neither party shall be liable for damages due to delay or failure to perform any obligation under this Agreement if such delay or failure results directly or indirectly from circumstances beyond the control of such party. Such circumstances shall include, but shall not be limited to, acts of God, acts of war, civil commotions, riots, strikes, lockouts, acts of the government, disruption of telecommunications transmissions accident, fire, water damages, flood, earthquake or other natural catastrophes.

     Section 28. Governing Law. THIS AGREEMENT AND ANY RELATED DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF COLORADO WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS.

     Section 29. Jurisdiction and Waiver of Certain Damages. THE PARTIES HERETO HEREBY IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF COLORADO AND THE UNITED STATES DISTRICT COURT OF COLORADO IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE PARTIES HEREBY IRREVOCABLY AGREE THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH COURTS. THE PARTIES HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN
INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING AND IRREVOCABLY CONSENT TO THE SERVICE OF ANY SUMMONS AND COMPLAINT AND ANY OTHER PROCESS BY THE MAILING OF COPIES OF SUCH PROCESS TO THEM AT THEIR RESPECTIVE ADDRESSES AS SPECIFIED IN THIS AGREEMENT. THE PARTIES HEREBY

AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF WPAC TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR PRECLUDE THE ENFORCEMENT OF ANY JUDGMENT OR ORDER OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER THIS AGREEMENT TO ENFORCE SAME IN ANY OTHER APPROPRIATE FORUM OR JURISDICTION. NOTWITHSTANDING ANYTHING CONTAINED IN THIS AGREEMENT TO THE CONTRARY, NO CLAIM MAY BE MADE BY THE SELLER AGAINST WPAC OR ANY OF ITS
AFFILIATES  FOR ANY LOST  PROFITS,  OR ANY  SPECIAL,  INDIRECT OR  CONSEQUENTIAL
DAMAGES IN RESPECT TO ANY BREACH OR WRONGFUL CONDUCT (OTHER THAN WILLFUL MISCONDUCT CONSTITUTING FRAUD) ARISING OUT OF OR IN ANY WAY RELATED TO THE TRANSACTIONS CONTEMPLATED HEREUNDER.

     Section 30. Entire Agreement. This Agreement (including any Servicing Agreement between Seller and WPAC ) contains the complete and integrated understanding and agreement between the parties and their respective Affiliates pertaining to the subject matter hereof, and all other prior and contemporaneous discussions, negotiations, agreements and proposal letters, written or oral, express or implied shall be of no force and effect.

     Section 31. Waiver of Jury Trial. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT.

     IN WITNESS WHEREOF, the undersigned duly authorized officers of the parties have executed this Agreement as of the day first stated above.

                                               PAYMENTS, INC.

                                                By: /s/ Abraham W. Weinzimer
                                                    -------------------------
                                                    Abraham W. Weinzimer

                                                    Title:   Vice President

                                                FLATIRON CREDIT COMPANY, INC.

                                                By: /s/ Bruce I. Lundy
                                                    -------------------------
                                                      Name:  Bruce I. Lundy
                                                      Title:    President

                                                 WESTCHESTER PREMIUM
                                                 ACCEPTANCE CORP.

                                                 By:
                                                 Name:
                                                 Title:


AGREED TO WITH RESPECT TO SECTION 6(b):

DCAP GROUP, INC.

By:  /s/ Morton L. Certilman

Name:  Morton L. Certilman
Title:    Chairman

PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS
AGREEMENT.


     IN WITNESS WHEREOF, the undersigned duly authorized officers of the parties have executed this Agreement as of the day first stated above.

                                                   PAYMENTS, INC.

                                                   By:________________________
                                                   Name:______________________
                                                   Title: ____________________


                                                   FLATIRON CREDIT COMPANY, INC.

                                                   By /s/ Bruce I. Lundy
                                                      ---------------------
                                                   Name: Bruce I. Lundy
                                                   Title: President

                                                    WESTCHESTER PREMIUM
                                                    ACCEPTANCE CORP.

                                                    By /s/ Shelby A. Najvar
                                                       -----------------------

                                                    Name:    SHELBY A. NAJVAR
                                                             ----------------
                                                    Title:   VICE PRESIDENT

AGREED TO WITH RESPECT TO SECTION 6(b):

-----------------------------
Kevin S. Lang

-----------------------------
Abraham W. Weinzimer

                                   SCHEDULE A

     This Schedule A forms a part of the Sale and Assignment Agreement ("Agreement") to which it is attached and is incorporated therein.

     Section  A-1.  Definitions.   The  following  definitions  shall  have  the
following meanings:

     "Agent Statement Unpaid Balance Trigger" shall mean an Agent Statement Unpaid Balance in excess of $100 that remains unpaid by the Agent for a period in excess of 90 days.

     "Down Payment Requirement" means (i) twelve and one-half percent (12.5%) in the case of a twelve (12) month Premium Finance Agreement policy, and (ii) twenty-five percent (25%) in the case of a six month Premium Finance Agreement policy.

     "Effective Date" means the Effective Date of this Agreement which shall be ____________________ 1999.

     "Guarantor" means, collectively, DCAP Group, Inc., a Delaware corporation whose headquarters are located at 2545 Hempstead Turnpike, East Meadows, New York, New York 11554.

     "Loss Ratio Trigger" shall be one percent (1.0%).

     "Maximum Purchase Commitment" shall be $3,000,000.

     "Purchase Premium" The Purchase Premium shall be equal to the following amount:

         (a) for Premium Finance Agreements re1ating to the financing of annual automobile insurance policies, the Purchase Premium shall be payable as follows:

         Down Payment Level                                   Base Amount Paid
         ------------------                                   ----------------
           15% and higher                                           $20.00
           12.50% - 14.99%                                          $20.00*
          Less than 12.50%                                            -0-

                  * For a down-payment level of 12.50% - 14.99%, it is agreed that at the sixty (6th) month following the Closing, Flatiron will analyze the performance of such contracts and if unsatisfactory to Flatiron, then Flatiron and Seller shall mutually agree on such other Base Amount. If agreement is not reached, then Flatiron may notify Seller that beginning on the 225th day following the Closing, WPAC will pay $10.00 for Eligible Contracts with a down payment falling in the 12.50% to 14.99% range.

                  No Purchase Premium will be due or paid for Contracts relating to (i) Additional Premium financing on an existing financed insured (ii) Amounts Financed less than

                  $500, or (iii) for any insured who is financed within forty-five (45) days of a prior "no-pay" cancellation of that insured.

      For Prior Month Walk-In                        Reduction to Per Contract
             Percentage                                     Origination Fee
               0-12.5%                                           -0-
             12.5%-25.0%                                       ($5.00)
           25.1% and higher                                   ($10.00)

         This calculation will not start until 60 days after the closing of the transaction. The adjustment to the contract price, if applicable, will be calculated every 30 days thereafter and apply to the following month's origination.

          (b) for 6-month Premium Finance Agreements relating to the financing of automobile insurance, the Purchase Premium shall be $10.00.

     "Repurchase Price" means the sum of (a) the lesser of (i) the Up-front Purchase Price paid to Seller by FPF for the Premium Receivables and other related Conveyed Property or (ii) the amount owing by the Obligors at the time of repurchase under the applicable Premium Finance Agreement(s) with respect to the Repurchase Property, plus (b) interest due under the Premium Receivables from the date that FPF advanced funds to purchase the Premium Receivables less interest payments received by FPF on the Premium Receivables to the date of payment by Seller of the Repurchase Price, plus (c) the Purchase Premium paid to Seller, if any.

     "Tangible Net Worth" shall not be the greater of $25,000 or the minimum amount required by the New York Department of Banking.

     "Term" means the Term of this Agreement commencing on the Effective Date and, if not earlier terminated as provided in this Agreement, terminating on September 1, 2002.

     "Up-front Purchase Price" shall mean 100% of the Amount Financed.

     Section A-2. Additional Provision. The following Additional Provisions shall be a part of this Agreement.

                                   Schedule B

                              Concentration Limits

Each Eligible Insurance Company shall be subject to the following concentration test limits:

A. For Eligible Insurance Companies admitted and covered by a state guaranty association acceptable to WPAC, the following allocations shall apply:


        Insurance Company's                  Maximum % of Eligible
                A.M.                         Contracts Outstanding
             Best Rating                          per Carrier

           "A-" or better                            no limit
            "B++" or "B+"                             25.0%
             "B" or "B-"                              17.5%
             all others*                              5.00%

               *Note: Under "All others" above, "C", "D", "E", "F", "N/F", "S" are not eligible.

B. For companies not covered by a state guaranty association acceptable to Flatiron, no more than 15% of the Contracts outstanding may be written by such insurance companies and the following per company allocations shall apply:

        Insurance Company's                  Maximum % of Eligible
                A.M.                          Contracts Outstanding
             Best Rating                           per Carrier

           "A-" or better                             7.5%
            "B++" or "B+"                             5.0%

WPAC shall provide notice to Seller when any insurance company concentration levels are nearing or exceed the above criteria.